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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 7, 1997
                                              REGISTRATION NO. 33-________
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------


                         POST EFFECTIVE AMENDMENT NO. 1
                    TO FORM S-8, REGISTRATION NO. 33-64501,
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                          ---------------------------


                                SERV-TECH, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                                           74-1398757
(State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                        Identification No.)


5200 CEDAR CREST BOULEVARD
      HOUSTON, TEXAS                                           77087
(Address of Principal Executive Offices)                     (Zip Code)

          SERV-TECH, INC. CONSOLIDATED RETIREMENT SAVINGS 401(K) PLAN
                            (Full title of the plan)

                                FRANK A. PERRONE
                                SERV-TECH, INC.
                           5200 CEDAR CREST BOULEVARD
                              HOUSTON, TEXAS 77087
                    (Name and address of agent for service)

                                 (713) 644-9974
         (Telephone number, including area code, of agent for service)

                          ---------------------------

         This Post-Effective Amendment No. 1 to Form S-8, Registration No. 33-64501 (this "Amendment"), is being filed by Serv-Tech, Inc., a Texas corporation (the "Registrant"), for the purpose of removing from registration the shares of the Registrant's Common Stock under the Serv-Tech, Inc. Consolidated Retirement Savings 401(k) Plan pursuant to Registration Statement 33-64501 that were not issued on or before the date of this Amendment.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 7, 1997.

                                        SERV-TECH, INC.


                                        By:  /s/ ROBERT M. CHISTE
                                             ----------------------------------
                                                 ROBERT M. CHISTE
                                                 Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities indicated on August 7, 1997.


      SIGNATURE                                     TITLE
      ---------                                     -----

/s/ ROBERT M. CHISTE                        Chief Executive Officer
---------------------------                (Principal Executive Officer)
    ROBERT M. CHISTE

 /s/ MARVIN BOUGHTON                         Corporate Controller
---------------------------         (Principal Accounting Officer and Principal
     MARVIN BOUGHTON                           Financial Officer)

   /s/ COLIN SOULE                                 Director
---------------------------
       COLIN SOULE



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